EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the Acadian Emerging Markets Portfolio, Acadian Emerging Markets Debt Fund, ICM Small Company Portfolio, Westwood Balanced Fund, Westwood Dividend Growth Fund, Westwood Income Opportunity Fund, Westwood LargeCap Value Fund, Westwood Short Duration High Yield Fund, Westwood SmallCap Value Fund, Westwood SMidCap Fund and the Westwood SMidCap Plus Fund in interactive data format.